Exhibit 10.16

AMENDMENT NO. 3

TO

REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 3 to the REVOLVING CREDIT AGREEMENT (as defined below), dated as of November 27, 2013 (this “Amendment No. 3”), is entered into among THE SERVICEMASTER COMPANY (the “Parent Borrower”), the other Loan Parties party hereto, CITIBANK, N.A., as administrative agent (the “Administrative Agent”) and collateral agent (the “Revolving Collateral Agent”) for the Lenders, and the Lenders party hereto, and amends the Revolving Credit Agreement.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Revolving Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Revolving Credit Agreement, dated as of July 24, 2007 (as amended as of February 2, 2011 and January 30, 2012 and as may be further amended, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), was entered into among the Borrowers, the several lenders from time to time parties thereto, the Administrative Agent, the Revolving Collateral Agent and certain other parties thereto;

WHEREAS, the Parent Borrower intends to contribute to a newly formed subsidiary (together with any successor thereto, “TG Holding”) certain assets and liabilities relating to the Parent Borrower’s lawn, tree and shrub care business conducted primarily under the TruGreen brand name (including all of the equity interests in TruGreen, Inc., TruGreen Companies L.L.C., TruGreen Limited Partnership (together with any successor thereto, “TG”) and their subsidiaries), and to distribute common stock of TG Holding to Holding, which common stock shall be further distributed by Holding to Investment Holding (the “Separation”);

WHEREAS, in connection with the Separation, TG Holding and certain of its subsidiaries will enter into a senior secured revolving loan credit agreement (the “TG Credit Agreement”) providing for aggregate revolving commitments of not less than $70,000,000 (the revolving commitments of each TG Lender under the TG Credit Agreement, the “TG Revolving Commitment”) with TG as borrower, certain banks and financial institutions as lenders (collectively, the “TG Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent;

WHEREAS, it is a condition to the initial effectiveness of the TG Credit Agreement (the date of initial effectiveness, the “TG Revolver Effective Date”) that the Parent Borrower and certain Lenders enter into this Amendment No. 3 to, among other things, reduce certain Commitments under the Revolving Credit Agreement;

WHEREAS, subsection 10.1 of the Revolving Credit Agreement provides that the Revolving Credit Agreement may be amended, modified and waived from time to time; and

WHEREAS, the Loan Parties, the Administrative Agent, the Revolving Collateral Agent and the Lenders party hereto are willing to amend the Revolving Credit Agreement as and to the extent, and on the terms and subject to the conditions, set forth in this Amendment No. 3.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION ONE                                                            Certain Commitment Reductions.

(a)                                 On the TG Revolver Effective Date, immediately after giving effect to the Separation, the Tranche C Revolving Commitment of each Lender that is a TG Lender shall be hereby reduced (the “Commitment Reduction”) by an amount equal to the aggregate amount of TG Revolving Commitments of such Lender under the TG Credit Agreement as of the TG Revolver Effective Date.  In connection with such Commitment Reduction, the provisions of subsection 2.3 of the Credit Agreement, including but not limited to notice from the Parent Borrower and minimum reduction amounts, are hereby waived.

(b)                                 Upon the occurrence of the TG Revolver Effective Date, the Parent Borrower shall, on such date, deliver to the Administrative Agent a certificate signed by a Responsible Officer specifying (i) the TG Revolver Effective Date and (ii) the amount of the Commitment Reduction for each Lender that is a TG Lender under the TG Credit Agreement.  The Administrative Agent shall be entitled to rely on such certificate without any further duty to inquire and is hereby authorized to prepare Schedule A to this Amendment No. 3, reflecting the Tranche C Revolving Commitments as of the TG Revolver Effective Date after giving effect to the Commitment Reduction, based on such certificate delivered by the Parent Borrower and without any duty to inquire by the Administrative Agent.

(c)                                  Upon the effectiveness of the Commitment Reduction, the Lenders’ participations in outstanding Swing Line Loans and/or L/C Obligations, as the case may be, shall be reallocated so that after giving effect to the Commitment Reduction, the Lenders share ratably in the Swing Line Loans and/or L/C Obligations then outstanding in accordance with their applicable Commitments.  Concurrently with, or prior to, the effectiveness of the Commitment Reduction, the Borrowers shall prepay all Revolving Loans incurred prior to the effectiveness of the Commitment Reduction and then outstanding.  In connection with such prepayment, the provisions of subsection 3.4 of the Credit Agreement, including but not limited to notice from the Parent Borrower and minimum prepayment amounts, are hereby waived.

(d)                                 The provisions of this Section 1 shall terminate and no longer be effective if the TG Revolver Effective Date does not occur on or prior to March 31, 2014.

SECTION TWO                                                         Amendment No. 3 Effective Date Amendments.  Each of the parties hereto hereby acknowledges, agrees and consents that the Revolving Credit Agreement will be amended as provided in this Section, effective as of the Amendment No. 3 Effective Date and without any further action or consent on any such party’s part or on the part of any of its successors, transferees or assigns to or of its rights or interests in or arising under any Revolving Commitment or Revolving Loan (it being further understood and agreed that the foregoing consent shall be binding on all such successors and assigns, each of which will acquire any such right or interest in any Revolving Commitment or Revolving Loan subject to such consent):

(a)                                 The first and second recitals are hereby amended and restated in their entirety as follows:

“WHEREAS, CDRSVM Topco, Inc., a Delaware corporation (together with any successor thereto, “Holding Parent”), and CDRSVM Acquisition Co., Inc., a Delaware corporation (“Acquisition Co.”), each newly formed companies organized by Clayton, Dubilier & Rice, Inc. or its Affiliates, entered into an Agreement and Plan of Merger with the Parent Borrower, dated March 18, 2007 (the “Merger Agreement”), pursuant to which Acquisition Co. merged with and into the Parent Borrower on the date hereof, with the Parent Borrower as the surviving corporation (the “Merger”).

WHEREAS, on the Closing Date the initial equity investors will make an equity contribution of $1,431.1 million (the “Equity Contribution”) to Holding Parent, Holding Parent will make an equity contribution of the same amount to CDRSVM Investment Holding, Inc., a Delaware corporation (together with any successor thereto, “Investment Holding”), Investment Holding will make an equity contribution of the same amount to CDRSVM Holding, Inc., a Delaware corporation (together with any successor thereto, “Holding”), and Holding will make an equity contribution of the same amount to Acquisition Co.”

(b)                                 The following definitions shall be added in proper alphabetical sequence to subsection 1.1:

(i)                                     “Amendment No. 3”:  that certain Amendment No. 3 to the Revolving Credit Agreement, which amends this Agreement, dated as of November 27, 2013, among the Borrowers, the Administrative Agent, the Revolving Collateral Agent and the Lenders party thereto.

(ii)                                  “Amendment No. 3 Effective Date”: November 27, 2013.

(c)                                  Subsection 3.8(a) is hereby amended by replacing the words “and (B)” in the second paragraph thereof with the words “, (B) the reduction of Tranche C Revolving Commitments as set forth in Amendment No. 3 and (C)”.

(d)                                 Subsection 7.5(b) is hereby amended as follows:

(i)                                     By amending and restating clause (vii) thereof in its entirety with the following:

“Restricted Payments (including loans or advances) in an aggregate amount outstanding at any time not to exceed an amount (net of repayments of any such loans or advances) equal to the sum of (x) the aggregate amount of Restricted Payments made on or prior to the Amendment No. 3 Effective Date pursuant to this subsection 7.5(b)(vii) and (y) the greater of $75.0 million and 5.0% of Consolidated Tangible Assets;”

(ii)                                  By adding the following sentence after the last sentence thereof:

“The Parent Borrower, in its sole discretion, may classify any Investment or other Restricted Payment as being made in part under one of the provisions of this covenant (or in the case of any Investment, the clauses of Permitted Investments) and in part under one or more other such provisions (or, as applicable, clauses).”

(e)                                  Schedule A is hereby deleted in its entirety and replaced with Schedule A attached to this Amendment No. 3.

SECTION THREE                                           Conditions to Effectiveness.  This Amendment No. 3 shall become effective on the date on which the following condition is satisfied (the “Amendment No. 3 Effective Date”): the Administrative Agent shall have received counterparts of this Amendment No. 3 executed by each of the Loan Parties and the Required Lenders.

The Administrative Agent shall give prompt notice in writing to the Parent Borrower of the occurrence of the Amendment No. 3 Effective Date.

SECTION FOUR                                                    Representations and Warranties.  In order to induce the Lenders party hereto to enter into this Amendment No. 3, each Loan Party party hereto represents and warrants to each of the Lenders that as of the Amendment No. 3 Effective Date:

(a)                                 the execution, delivery and performance by such Loan Party of this Amendment No. 3 are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect and (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

(b)                                 this Amendment No. 3 constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(c)                                  no Default or Event of Default has occurred and is continuing; and

(d)                                 all of the representations and warranties in Section 4 of the Revolving Credit Agreement are, except to the extent that they relate to a particular date, true and correct in all material respects on and as of the date hereof as if made on the date hereof.

SECTION FIVE                                                         Acknowledgment and Consent.  Each of the Parent Borrower and each other Loan Party party hereto hereby acknowledges that it has reviewed the terms and provisions of the Revolving Credit Agreement and this Amendment No. 3 and consents to the amendments of the Revolving Credit Agreement effected pursuant to this Amendment No. 3.  Each of the Parent Borrower and each other Loan Party party hereto hereby confirms that each Loan Document to which it is a party and all of its Collateral encumbered thereby will continue to guarantee or secure, as the case may be, as and to the extent provided therein, the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each of the Parent Borrower and each other Loan Party party hereto acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect, and that all of its obligations thereunder shall be valid and enforceable, in accordance with the terms thereof, and shall not be impaired or limited by the execution or effectiveness of this Amendment No. 3.

SECTION SIX                                                                 Reference to and Effect on the Revolving Credit Agreement.  This Amendment is a “Loan Document” for purposes of the Revolving Credit Agreement.  On and after giving effect to this Amendment No. 3, each reference in the Revolving Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Revolving Credit Agreement, and each reference in each of the Loan Documents to “the Revolving Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Revolving Credit Agreement, shall mean and be a reference to the Revolving Credit Agreement as amended by this Amendment No. 3.  The Revolving Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 3, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as an amendment of any provision of any of the Loan Documents.

SECTION SEVEN                                             Costs and Expenses.  The Borrowers agree to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment No. 3 and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel LLP).

SECTION EIGHT                                              Execution in Counterparts.  This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment No. 3 by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

SECTION NINE                                                       Governing Law.  THIS AMENDMENT NO. 3 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION TEN                                                             Authorization to Enter into Amendment No. 3.

(a)                                 By executing and delivering this Amendment No. 3, (i) the Lenders hereby authorize and direct the Administrative Agent and the Collateral Agent to execute and deliver this Amendment No. 3 and (ii) the Lenders hereby acknowledge and agree that the provisions of subsection 9.7 of the Revolving Credit Agreement will apply, mutatis mutandis, to the activities of the Administrative Agent and the Collateral Agent in connection with this Amendment No. 3.

(b)                                 Each Lender party hereto hereby authorizes the Administrative Agent to (i) attach to this Amendment No. 3 any counterpart signature page of this Amendment No. 3 executed by a Lender at any time after the date hereof and (ii) insert the Amendment No. 3 Effective Date into clause (b)(ii) of Section 2 of this Amendment No. 3 on the Amendment No. 3 Effective Date.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers hereunder duly authorized as of the date and year first above written.

PARENT BORROWER:	THE SERVICEMASTER COMPANY

	By:	/s/ James E. Shields
		Name:	James E. Shields
		Title:	Vice President & Treasurer

U.S. SUBSIDIARY BORROWERS:	TRUGREEN LIMITED PARTNERSHIP
	By:	TRUGREEN, INC., its general partner

	By:	/s/ James E. Shields
		Name:	James E. Shields
		Title:	Vice President & Treasurer

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP
	By:	TERMINIX INTERNATIONAL, INC., its general partner

	By:	/s/ James E. Shields
		Name:	James E. Shields
		Title:	Vice President & Treasurer

OTHER LOAN PARTIES:	MERRY MAIDS LIMITED PARTNERSHIP
	By:	MM MAIDS L.L.C., its general partner

	By:	/s/ James E. Shields
		Name:	James E. Shields
		Title:	Vice President & Treasurer

[Signature Page to Amendment No. 3]

MM MAIDS L.L.C.

By:	/s/ James E. Shields
	Name:	James E. Shields
	Title:	Vice President & Treasurer

SERVICEMASTER CONSUMER SERVICES, INC.

By:	/s/ James E. Shields
	Name:	James E. Shields
	Title:	Vice President & Treasurer

SERVICEMASTER CONSUMER SERVICES LIMITED PARTNERSHIP
By:	SERVICEMASTER CONSUMER
SERVICES, INC., its general partner

By:	/s/ James E. Shields
	Name:	James E. Shields
	Title:	Vice President & Treasurer

SERVICEMASTER HOLDING CORPORATION

By:	/s/ James E. Shields
	Name:	James E. Shields
	Title:	Vice President & Treasurer

SERVICEMASTER MANAGEMENT CORPORATION

By:	/s/ James E. Shields
	Name:	James E. Shields
	Title:	Vice President & Treasurer

SERVICEMASTER RESIDENTIAL/COMMERCIAL SERVICES LIMITED PARTNERSHIP
By:	SM CLEAN L.L.C., its general partner

By:	/s/ James E. Shields
	Name:	James E. Shields
	Title:	Vice President & Treasurer

[Signature Page to Amendment No. 3]

SM CLEAN L.L.C.

By:	/s/ James E. Shields
	Name:	James E. Shields
	Title:	Vice President & Treasurer

TERMINIX INTERNATIONAL, INC.

By:	/s/ James E. Shields
	Name:	James E. Shields
	Title:	Vice President & Treasurer

TRUGREEN COMPANIES L.L.C.

By:	/s/ James E. Shields
	Name:	James E. Shields
	Title:	Vice President & Treasurer

TRUGREEN, Inc.

By:	/s/ James E. Shields
	Name:	James E. Shields
	Title:	Vice President & Treasurer

CDRSVM HOLDING, INC.

By:	/s/ David W. Martin
	Name:	David W. Martin
	Title:	Vice President,
Chief Accounting Officer & Controller

[Signature Page to Amendment No. 3]

AGENT:	CITIBANK, N.A., as Administrative Agent and Revolving Collateral Agent

	By:	/s/ David Tuder
		Name:	David Tuder
		Title:	Vice President

[Signature Page to Amendment No. 3]

Signature Page to Amendment No. 3

The undersigned evidences its consent to the amendments reflected in Amendment No. 3:

Name of Institution:

Citibank, N.A.,
as a Lender

By:	/s/ David Tuder
	Name:	David Tuder
	Title:	Vice President

[Signature Page to Amendment No. 3]

Signature Page to Amendment No. 3

The undersigned evidences its consent to the amendments reflected in Amendment No. 3:

Name of Institution:

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Irina Dimova
	Name:	Irina Dimova
	Title:	Vice President

[Signature Page to Amendment No. 3]

Signature Page to Amendment No. 3

The undersigned evidences its consent to the amendments reflected in Amendment No. 3:

Name of Institution:

CREDIT SUISSE AG CAYMAN ISLANDS BRANCH,
as a Lender

	By:	/s/ Christopher Day
		Name:	Christopher Day
		Title:	Authorized Signatory

If two signatures are required:	By:	/s/ Samuel Miller
		Name:	Samuel Miller
		Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

Signature Page to Amendment No. 3

The undersigned evidences its consent to the amendments reflected in Amendment No. 3:

Name of Institution:

Deutsche Bank AG New York Branch,
as a Lender

	By:	/s/ Dusan Lazarov
		Name:	Dusan Lazarov
		Title:	Director

If two signatures are required:	By:	/s/ Peter Cucchiara
		Name:	Peter Cucchiara
		Title:	Vice President

[Signature Page to Amendment No. 3]

Signature Page to Amendment No. 3

The undersigned evidences its consent to the amendments reflected in Amendment No. 3:

Name of Institution:

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

Signature Page to Amendment No. 3

The undersigned evidences its consent to the amendments reflected in Amendment No. 3:

Name of Institution:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Sarah L. Freedman
	Name:	Sarah L. Freedman
	Title:	Executive Director

[Signature Page to Amendment No. 3]

Signature Page to Amendment No. 3

The undersigned evidences its consent to the amendments reflected in Amendment No. 3:

Name of Institution:

Morgan Stanley Senior Funding, Inc.,
as a Lender

By:	/s/ Brendan MacBride
	Name:	Brendan MacBride
	Title:	Vice President

[Signature Page to Amendment No. 3]

Signature Page to Amendment No. 3

The undersigned evidences its consent to the amendments reflected in Amendment No. 3:

Name of Institution:

NATIXIS,
as a Lender

	By:	/s/ Kelvin Cheng
		Name:	Kelvin Cheng
		Title:	Executive Director

If two signatures are required:	By:	/s/ Steven Eberhardt
		Name:	Steven Eberhardt
		Title:	Vice President

[Signature Page to Amendment No. 3]